                  CREATING VIRGINIA'S PREMIER BANKING FRANCHISE

                                 [WACHOVIA LOGO]

                                   Merger with

                               [CENTRAL FIDELITY LOGO]

                                  June 24, 1997

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Wachovia Corporation and, assuming the consummation of the merger, a combined Wachovia Corporation/Central Fidelity Banks, Inc., including statements relating to: (a) the cost savings and accretion to cash earnings and reported earnings that will be realized from the merger; (b) the impact on revenues of the merger, including the potential for enhanced revenues and the impact on revenues of consolidation of retail branches and other operations as planned: and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
(1) expected costs savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of Wachovia Corporation and Central Fidelity Banks, Inc. are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.


[WACHOVIA LOGO]                           1              [CENTRAL FIDELITY LOGO]

TRANSACTION RATIONALE
--------------------------------------------------------------------------------

   -   Creates Virginia's Premier Banking Franchise
       -  Attractive growth market
       -  Positions WB as the premier player in the state
       -  Leadership position in major MSAs

   -   Financially Attractive
       -  Accretive to reported EPS by 4th Q 1998, prior to merger expenses
       -  Significant cost savings and revenue enhancement opportunities
       -  Best of class operating and credit quality statistics

   -   Low Risk
       -  Virginia strategy represents less than 25% of WB's market cap.
       -  Solidifies balance sheet position
       -  WB is acquisition-ready


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TRANSACTION SUMMARY
--------------------------------------------------------------------------------

CONSIDERATION:                 0.63 WB shares for each CFBS share

TERMS:                         Fixed Exchange Ratio
                               19.9% Stock Option ($32.19 Exercise Price)
                               No Caps, Collars or Walkaways

PRICE PER SHARE:               $39.45 per CFBS share*

TRANSACTION VALUE:             $2.3 billion*

STRUCTURE:                     Pooling of Interests/Tax-Free Exchange

EXPECTED CLOSING:              4th Quarter 1997

SHARE REPURCHASE:              Both companies to suspend announced share
                               repurchase initiatives

BOARD COMPOSITION:             3 CFBS members added to WB's Board

----------
*  Based on WB's closing share price of $62.625 on June 23, 1997


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TRANSACTION PRICING
================================================================================

--------------------------------------------------------------------------------
                                                CFBS
                                 CFBS      ACQUISITION WITH   WB TRADING
                             ACQUISITION     SYNERGIES(1)      MULTIPLES
--------------------------------------------------------------------------------
Aggregate Value                $2.3B            $2.3B           $10.2B
Price to:
      LTM EPS                   19.8x            13.9x           16.0x
      1997E EPS(2)              18.3             13.0            15.1
      1998E EPS(2)              16.6             12.2            13.6
      Book Value                2.99             2.99            2.75
      Tangible Book Value       3.24             3.24            2.78

--------------------------------------------------------------------------------
(1) Includes the full phase-in of cost savings and revenue enhancements associated with the transaction.

(2)   Based on I.B.E.S. estimates.


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
TRANSACTION PRICING
================================================================================

--------------------------------------------------------------------------------
                           TOTAL VIRGINIA STRATEGY       WB TRADING
                              WITH SYNERGIES(1)          MULTIPLES
--------------------------------------------------------------------------------
Aggregate Value                     $2.9B                  $10.2B
Price to:
      LTM EPS                        13.9x                  16.0x
      1997E EPS(2)                   13.1                   15.1
      1998E EPS(2)                   12.3                   13.6
      Book Value                     2.93                   2.75
      Tangible Book Value            3.15                   2.78

--------------------------------------------------------------------------------
(1) Reflects acquisition of both CFBS and JBNK, and includes full phase-in of cost savings and revenue enhancements associated with both transactions.

(2)   Based on I.B.E.S. estimates.


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
TRANSACTION ECONOMICS
================================================================================

   -   Accretive to reported EPS by 4th Q 1998, before merger related costs

   -   4% accretive to reported 1999E EPS

   -   Significant cost savings and revenue enhancement opportunities
       -  Cost savings equal to 30% of CFBS's operating expenses
       -  Revenue enhancements equal to at least 10% of non-interest income
       -  Ability to reinvest additional capital created

   -   Non-recurring charges - $174 million pre-tax
       -  $117 million taken through one-time charge in 1997
       -  $57 million expensed in 1998


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
LOW RISK STRATEGY
================================================================================

  - Two transactions represent less than 25% of WB's pro forma total assets and market capitalization


  -  In-market cost savings are available


  -  Market is adjacent and complementary


  -  Familiar competitive landscape


  -  Solidifies balance sheet position


  -  WB is acquisition - ready


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
PRO FORMA OVERVIEW
================================================================================

(Data as of March 31, 1997)
--------------------------------------------------------------------------------
                                       WB                WB
                                 STAND ALONE (1)    PRO FORMA (2)
--------------------------------------------------------------------------------
Assets                                $47.5B            $60.8B

Deposits                               28.8              38.7

Branches                                483               817

ATMs                                    830             1,134

Market Capitalization(3)              $10.2B            $13.0B

Tangible Leverage Ratio                8.93%             9.14%

--------------------------------------------------------------------------------
(1)   Before acquisition of CFBS and JBNK.

(2)   Pro forma acquisition of CFBS and JBNK.

(3)   Based on WB's closing share price of $62.625 on June 23, 1997.


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
================================================================================


                      CREATES VIRGINIA'S PREMIER FRANCHISE


================================================================================

[WACHOVIA LOGO]                                         [CENTRAL FIDELITY LOGO]

ATTRACTIVE AND COMPLEMENTARY MARKET
================================================================================


                                     [MAP]

Percent MSA Households in the Attractive Segments as of 1996*

* Based on ranking of MSAs on percent of households in attractive segments solely within the states of GA, NC, SC, & VA.

" Attractive segments" include younger affluent, affluent, middle core, older upscale & older mass market PSI segments.

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
PREMIER VIRGINIA FRANCHISE
================================================================================

-     WB will be the leading bank in Virginia

--------------------------------------------------------------------------------
                              MARKET
                              SHARE             DEPOSITS      BRANCHES
--------------------------------------------------------------------------------
1.  WB PRO FORMA               13.6%             $9.9B            335(1)

2.  NationsBank                13.5               9.7             211

3.  Crestar                    12.8               9.2             252

4.  First Union                 9.6               6.9             144

5.  First Virginia              8.8               6.3             311

--------------------------------------------------------------------------------
 (1) Before planned branch consolidations.


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
STRONG VIRGINIA MARKET PRESENCE
================================================================================

-     Top three position in five of the six largest MSAs

--------------------------------------------------------------------------------
                          DEPOSIT                   MARKET
MSAs                       RANK                      SIZE
--------------------------------------------------------------------------------
Charlottesville              1                      $1,520MM

Lynchburg                    1                       2,381

Norfolk/Virginia Beach       1                       9,933

Richmond/Petersburg          3                      16,560

Roanoke                      3                       3,614
--------------------------------------------------------------------------------

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
================================================================================


                             FINANCIALLY ATTRACTIVE


================================================================================

[WACHOVIA LOGO]                                         [CENTRAL FIDELITY LOGO]

FINANCIALLY ATTRACTIVE TRANSACTION
================================================================================

-     Accretive to reported EPS by 4th Q 1998, before merger related expenses

      -     Significant cost savings and revenue enhancement opportunities

      -     Meaningful opportunities to leverage additional capital created

      -     Best of class operating and credit quality statistics


-     Low risk transaction

      -     Represents less than 25% of WB's pro forma market capitalization

      -     Solidifies balance sheet position

      -     WB is acquisition - ready


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
EARNINGS IMPACT
================================================================================

(Dollars in Millions; Except For Per Share Amounts)
--------------------------------------------------------------------------------
                                              1997      1998      1999
--------------------------------------------------------------------------------
WB Estimated Net Income(1)                  $   672    $   744    $   820
JBNK Estimated Net Income(2)                      8         32         34
Cost Savings/Revenue Enhancements                 2          6         13
Goodwill Amortization                            (4)       (17)       (17)
CFBS Estimated Net Income(2)                    125        136        146
Cost Savings/Revenue Enhancements                --         27         58
Return on Additional Capital Created (3)         --         20         40
Merger Related Charges                          (81)       (34)        --
                                            -------    -------    -------
       WB Reported Est. Net Income          $   722    $   914    $ 1,094
       WB Stand Alone Est. EPS              $  4.15    $  4.59    $  5.05
       Est. Pro Forma Reported EPS             3.59       4.38       5.24
           Accretion/(Dilution)               (13.5)%     (4.6)%      3.8%
Avg. Shares Outstanding (Millions)            201.3      208.5      208.5

--------------------------------------------------------------------------------
(1) 1997 and 1998 based on mean I.B.E.S. estimates, with 10% growth rate in 1999.

(2) 1997 and 1998 based on mean I.B.E.S. estimates with 8.0% and 7.5% growth rate in 1999 for JBNK and CFBS, respectively.

(3) Assumes additional capital (defined as capital in excess of tangible leverage ratio of 8.50% resulting from transaction) to be redeployed at an after tax rate of 8%.


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
COST SAVINGS ESTIMATES
================================================================================

- Contribution from in-market nature of JBNK allows for total cost savings equal to 30% of CFBS's expense base

(Dollars in Millions)
--------------------------------------------------------------------------------
                      CFBS
                     EXPENSE   PROJ. COST       % OF
                      BASE       SAVINGS       EXPENSE
--------------------------------------------------------------------------------
Personnel             $151         $ 55          36%
Occupancy               31            6          19
Equipment               19            4          21
Other                   63           14          22
                      ----         ----
       TOTAL          $264         $ 79          30%
--------------------------------------------------------------------------------


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
SIGNIFICANT REVENUE ENHANCEMENT OPPORTUNITIES
================================================================================

- Revenue enhancements estimates of 10% of CFBS's non-interest income base are driven by:

      -     Broader array of products

      -     Repricing initiatives

      -     No assumptions made with regard to potential funding advantages

- Pro forma for projected revenue enhancements, the VA franchise's fee income will reach 21% of total revenues


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
ENHANCED PROFITABILITY LEVELS
================================================================================

(Data as of March 31, 1997)
--------------------------------------------------------------------------------
                                                WB STAND           WB PRO
                                                ALONE (1)         FORMA (2)
--------------------------------------------------------------------------------
Net Interest Margin                               4.14%             4.17%

Efficiency Ratio                                  52.2              49.6

ROAA                                              1.42              1.47

ROAE                                              17.9              18.4(3)

--------------------------------------------------------------------------------
(1)   Before acquisition of CFBS and JBNK.

(2) Pro forma acquisition of CFBS and JBNK, assuming full realization of cost savings and synergies.

(3) ROAE prior to impact of restructuring charge. Based on tangible returns on tangible common equity.


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
SUPERIOR ASSET QUALITY
================================================================================

-     Asset quality statistics remain best of class

(Data as of March 31, 1997; Dollars in Millions)
--------------------------------------------------------------------------------
                                                                        WB PRO
                                               WB      JBNK     CFBS    FORMA
--------------------------------------------------------------------------------
Nonperforming Loans (NPLs)                    $ 58     $  5     $ 38     $100
REO                                             16        2       16       33
                                              ----     ----     ----     ----
Nonperforming Assets (NPAs)                   $ 73     $  6     $ 53     $133

Loan Loss Reserves                            $409     $ 15     $110     $549(1)
Reserves/Total Loans                          1.26%    1.08%    1.62%    1.35%
Reserves/NPLs                                  707      335      293      550

NPLs/Loans                                    0.18%    0.32%    0.56%    0.25%
NPAs/Loans & REO                              0.23     0.45     0.78     0.33

--------------------------------------------------------------------------------
(1)   Includes $15 million of additional loan loss reserves.

N.B.  Totals may not foot because of rounding.


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
POSITIVE BALANCE SHEET IMPACT
================================================================================

-     Transactions improve WB's funding mix, liquidity and capital ratios

(Dollars in Millions)
--------------------------------------------------------------------------------
                                                    WB                 WB
                                              STAND ALONE (1)      PRO FORMA (2)
--------------------------------------------------------------------------------
Loans                                             $32,570            $40,781
Total Assets                                       47,491             60,842
Deposits                                           28,832             38,736
Loans/Deposits                                        113%               105%
Deposits/Liabilities                                 66.7               70.6
Tangible Leverage Ratio                              8.93%              9.14%

--------------------------------------------------------------------------------
(1)   Before acquisition of CFBS and JBNK.

(2)   Pro forma acquisition of CFBS and JBNK.


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
SUMMARY
================================================================================

-     Creates Virginia's Premier Banking Franchise

      -    Attractive growth market
      -    Positions WB as the premier player in the state
      -    Leadership position in major MSAs

-     Financially Attractive

      -    Accretive to reported EPS by 4th Q 1998, prior to merger expenses
      -    Significant cost savings and revenue enhancement opportunities
      -    Best of class operating and credit quality statistics

-     Low Risk

      - Virginia strategy represents less than 25% of WB's pro forma market capitalization
      -    Solidifies balance sheet position
      -    Wachovia is acquisition-ready


[WACHOVIA LOGO]                        19               [CENTRAL FIDELITY LOGO]